                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Under Rule 14a-12

                              CELSION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                              CELSION CORPORATION
                           10220-I OLD COLUMBIA ROAD
                         COLUMBIA, MARYLAND 21046-1705
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, MAY 18, 2001
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the annual meeting (together with any adjournments or postponements thereof, the "Meeting") of the stockholders of Celsion Corporation (the "Company") will be held at twelve o'clock PM local time on Friday, May 18, 2001, at the Other Barn, 5851 Robert Oliver Place, Columbia, Maryland 21045 for, the following purposes:

     (1) To elect seven Directors, each to serve for a term of one year or, if Proposal 2 is adopted by the stockholders, for the staggered terms specified in the enclosed Proxy Statement;

     (2) To consider and act to approve an amendment to the Company's Certificate of Incorporation to adopt a classified Board of Directors;

     (3) To consider and act to approve the Celsion Corporation 2001 Stock Option Plan;

     (4) To ratify the selection of Stegman & Company as the Company's independent public accountants for the fiscal year ending September 30, 2001; and

     (5) To consider any other matters that may properly come before the Meeting.

     The close of business on Friday, March 30, 2001 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on March 30, 2001 are entitled to notice of, and to vote at, the Meeting. In the event there are not sufficient votes to constitute a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

     All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend, please complete, sign, date and return the enclosed Proxy card as promptly as possible in the envelope provided for that purpose. Returning your Proxy card will ensure your representation and help to ensure the presence of a quorum at the Meeting. You may attend the Meeting and vote your shares in person even if you send in your Proxy card, since your proxy is revocable as set forth in the accompanying Proxy Statement.

                                          By Order of the Board of Directors

                                          /s/ JOHN MON

                                          John Mon
                                          Secretary

April 3, 2001
Columbia, Maryland

WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN DATE AND
  RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID
                                   ENVELOPE.

                              CELSION CORPORATION

                                PROXY STATEMENT

                            ------------------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

     This Proxy Statement is being furnished in connection with the solicitation, by the Board of Directors of Celsion Corporation (the "Company" or "Celsion"), of proxies to be used at the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") to be held at twelve o'clock PM local time on Friday, May 18, 2001 at the Other Barn, 5851 Robert Oliver Place, Columbia, Maryland 21045, for the purposes set forth in the accompanying Notice.

     Only stockholders of record at the close of business on Friday, March 30, 2001, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 76,287,567 shares of common stock of the Company issued and outstanding. Each share of common stock is entitled to one vote on each matter submitted to the stockholders at the Meeting. If you were a stockholder as of the record date, you are entitled to vote at the Meeting and your presence in person at the Meeting is desired and encouraged. IF YOU CANNOT BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A pre-addressed and postage-paid return envelope is enclosed for your convenience.

     The Company's offices are located at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705, and its telephone is (410) 290-5390 or (800) 262-0394 (toll free). This Proxy Statement and accompanying Proxy, Annual Report on Form 10-K and Quarterly Report on Form 10-Q are first being sent to the stockholders on or about April 9, 2001.

     Election of Directors will be by plurality vote. The proposal to adopt a classified Board involves a change in the Company's Certificate of Incorporation. Accordingly, adoption requires the favorable vote of a majority of the Company's outstanding shares. Adoption of the Celsion Corporation 2001 Stock Option Plan requires the favorable vote of a majority of the shares present in person or represented by proxy and entitled to be voted at the Meeting. The presence in person or by proxy of a majority of all outstanding shares will constitute a quorum. In the event that the number of shares represented at the Meeting in person or by proxy is less than a quorum, the persons named in the accompanying Proxy will vote FOR an adjournment of the Meeting.

     Stockholder votes will be tabulated by American Stock Transfer & Trust Company, the Company's transfer agent. Shares represented at the Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes (shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote) on a particular matter, including the adoption of a classified Board, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will be treated as not voted for purposes of determining the decision of the stockholders with respect to such matter. Therefore, with respect to the proposal to adopt a classified Board, abstentions and broker non-votes will have the same effect as "no" votes.

PROXIES

     If the enclosed Proxy is properly dated, signed and returned, and if choices are specified therein and the Proxy is not revoked, the shares represented thereby will be voted at the Meeting in accordance with the instructions indicated on the Proxy. If no choice is specified as to any matter, the Proxy will be voted as recommended by the Board of Directors.

REVOCABILITY OF PROXIES

     Any stockholder giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Company, not later than the commencement of the Meeting, a letter or other suitable instrument of revocation or a later dated Proxy, duly executed by the stockholder.

SOLICITATION

     The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying Proxy and any additional material which may be furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, Directors and employees of the Company, who will receive no additional compensation therefor.

     The Company has engaged Malcon Proxy Advisors, Inc., a professional proxy solicitation firm, to solicit proxies and distribute materials to certain stockholders, brokerage houses, banks, custodians and other nominee holders at a cost which is not expected to exceed $12,500. This cost also will be borne by the Company.

     In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
            IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE
                            AS PROMPTLY AS POSSIBLE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of February 28, 2001 by:

     - each person or group known by the Company to own beneficially more than 5% of its outstanding common stock;

     - each of its Directors and each executive officer named in the Summary Compensation Table appearing under the heading "Executive Compensation"; and

     - its Directors and executive officers as a group.

     Celsion has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares of common stock subject to options that are currently exercisable or are exercisable within 60 days of February 28, 2001 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

                                                                NUMBER OF
                                                              COMMON SHARES     PERCENT OF
                                                              BENEFICIALLY    COMMON SHARES
           NAME AND ADDRESS* OF BENEFICIAL OWNER                OWNED(1)      OUTSTANDING(2)
           -------------------------------------              -------------   --------------
Augustine Y. Cheung(3)......................................    7,047,176          9.27%
Spencer J. Volk(4)..........................................    3,694,485          4.83%
John Mon(5).................................................    1,028,288          1.35%
Max E. Link(6)..............................................      242,970        **
LaSalle D. Leffall, Jr.(7)..................................       65,781        **
Claude Tihon(8).............................................       81,781        **
Anthony P. Deasey(9)........................................      243,667        **
Dennis Smith(10)............................................       44,000        **
Executive Officers and Directors as a group (8
  individuals)..............................................   12,448,148         16.36%

---------------
 * The address of each of the persons named is c/o Celsion Corporation, 10220-I Old Columbia Road, Columbia, MD 21046-1705.

 **  Less than 1%.

 (1) Except as noted above, this share ownership information does not give effect to outstanding options and warrants, shares reserved for issuance under the Company's stock option plan, or shares of preferred stock which are convertible into shares of common stock. Outstanding options, warrants and shares of preferred stock do not carry voting rights.

 (2) Based on 75,481,141 shares of common stock outstanding as of February 28, 2001.

 (3) Includes currently exercisable options to purchase 500,000 shares of common stock.

 (4) Includes currently exercisable options to purchase 950,000 shares of common stock.

 (5) Includes currently exercisable options to purchase 650,000 shares of common stock.

 (6) Includes currently exercisable options to purchase 50,000 shares of common stock.

 (7) Includes currently exercisable options to purchase 50,000 shares of common stock.

 (8) Includes currently exercisable options to purchase 61,000 shares of common stock.

 (9) Includes currently exercisable options to purchase 167,000 shares of common stock.

(10) Includes currently exercisable options to purchase 34,000 shares of common stock.

                         COMPLIANCE WITH SECTION 16(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms and certain representations which may have been furnished to the Company during or with respect to the Company's fiscal year ended September 30, 2000, the Company believes that, during such fiscal year, all applicable 16(a) filing requirements were met by the Company's current officers and Directors. Walter Herbst, formerly a Director of the Company, in the past has disclaimed beneficial ownership of certain shares of the Company's common stock owned by Herbst Lazar Bell, Inc. and the Herbst Lazar Bell Employee Stock Ownership Trust. Each of these entities sold common stock during fiscal 2000 and Mr. Herbst did not file or provide to the Company any report pursuant to Section 16(a) with respect to any such sale. The Company is not in a position to determine whether this reporting treatment complied with the requirements of
Section 16(a).

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

GENERAL

     Seven Directors, six of whom currently serve on the Company's Board of Directors, are to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's nominees. The seven Directors nominated for election at the Meeting are Dr. Augustine Y. Cheung, Dr. La Salle D. Leffall, Jr., Dr. Max E. Link, Mr. John Mon, Dr. Claude Tihon, Dr. Kris Venkat and Mr. Spencer J. Volk. In the event that any of these nominees becomes unavailable, which is not expected, the proxy holders will vote in their discretion for a substitute nominee.

     The Bylaws of the Company provide that the Board of Directors shall consist of between three and nine Directors, with the exact number within that range to be fixed by the Board. The Board has fixed the current number of Directors at seven. Each Director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are elected by, and serve at the pleasure of, the Board of Directors.

     Proposal 2 described in this Proxy Statement would amend the Company's Certificate of Incorporation to provide for a classified Board consisting of three classes of Directors. Initially, Class I Directors would serve one-year terms, until the 2002 annual meeting of stockholders, Class II Directors would serve two-year terms, until the 2003 annual meeting of stockholders and Class III Directors would serve three-year terms, until the 2004 annual meeting of stockholders. Thereafter, all Directors of any class would serve three-year terms and until their respective successors are elected and qualified, or until their earlier resignation, removal or death.

     If Proposal 2 is adopted by the stockholders at the Meeting, the nominees elected at the Meeting will be placed in the classes indicated.

     Class I Directors:  Mr. John Mon and Dr. Claude Tihon;

     Class II Directors:  Dr. LaSalle D. Leffall, Jr. and Mr. Spencer J. Volk;
and

     Class III Directors: Dr. Augustine Y. Cheung, Dr. Max E. Link and Dr. Kris Venkat.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information regarding the Company's current Directors and nominees, as well as its non-director executive officers.

                    NAME                       AGE                     POSITION(S)
                    ----                       ---                     -----------
Spencer J. Volk..............................  67    President, Chief Executive Officer and Director
Augustine Y. Cheung..........................  54    Chairman, Chief Scientific Officer and Director
Max E. Link..................................  60    Director
LaSalle D. Leffall, Jr.......................  70    Director
Claude Tihon.................................  56    Director
John Mon.....................................  48    Vice President--New Business Development,
                                                     Secretary, Treasurer, General Manager and
                                                     Director
Anthony P. Deasey............................  51    Senior Vice President--Finance and Chief
                                                     Financial Officer
Dennis Smith.................................  48    Vice President--Engineering
Kris Venkat..................................  55    Director

     Each officer is elected by, and serves at the pleasure of, the Board of Directors.

     Following are the biographical summaries for the seven nominees proposed for election as Directors of the Company at the Meeting, each of whom has consented to serve if elected. The class designations refer to the class to which each Director nominee will belong if the stockholders vote to approve Proposal 2 relating to a classified Board:

     CLASS I DIRECTORS (TERMS WOULD EXPIRE IN 2002)

     JOHN MON. Mr. Mon has been employed by the Company since 1986, and has served as the Company's Vice President-New Business Development since 2000, Treasurer and General Manager of the Company since 1989, and as Secretary and a Director since 1997. During the first two years of his employment with the Company, Mr. Mon was responsible for the Company's filing with the U.S. Food and Drug Administration (FDA), which resulted in obtaining pre-marketing approval for the Microfocus 1000. From 1983 to 1986, he was an economist with the U.S. Department of Commerce in charge of forecasting business sales, inventory and prices for all business sectors in the estimation of Gross National Product
(GNP). Mr. Mon holds a B.S. degree from the University of Maryland. Mr. Mon is the brother-in-law of Dr. Augustine Cheung, a Director and executive officer of the Company.

     DR. CLAUDE TIHON. Dr. Tihon has served as a Director since 1999. Since 1995, he has been President and Chief Executive Officer of ContiCare Medical, Inc., a medical device company engaged in developing urological products to manage women's stress incontinence and men's prostate obstruction. From 1987 to 1995, Dr. Tihon served in numerous positions with Pfizer Inc., culminating in his appointment as Vice President of Research and Technology Assessment and Manager of the Endourology Strategic Business Unit of American Medical Systems, Inc., a Pfizer Inc. subsidiary. From 1983 to 1987, Dr. Tihon served as Director of Cellular Diagnostics Development of Miles Scientific, a division of Miles Laboratories. From 1979 to 1983, Dr. Tihon served as Senior Research Scientist and Assistant Director of Clinical Cancer Research of Bristol Laboratories, a division of Bristol-Myers Squibb Company. Dr. Tihon holds a Ph.D. in Pathology from Columbia University.

     CLASS II DIRECTORS (TERMS WOULD EXPIRE IN 2003)

     DR. LASALLE D. LEFFALL, JR. Dr. Leffall has been a Director of Celsion since 1999. Dr. Leffall has served as Professor of Surgery at Howard University College of Medicine since 1970 and, in 1992, was named the Charles R. Drew Professor of Surgery. Dr. Leffall also served as Chairman of the College's Department of

Surgery from 1970 to 1995. He is also a Professorial Lecturer in Surgery at Georgetown University. Dr. Leffall holds a B.S. from Florida A&M and a medical degree from Howard University. Dr. Leffall is a Director of Mutual of America, Chevy Chase Bank, F.S.B. and the Charles A. Dana Foundation. He is a former President of the American College of Surgeons and the American Cancer Society. He is also a consultant for the National Cancer Institute, a diplomate of the American Board of Surgery and a fellow of the American College of Surgeons.

     SPENCER J. VOLK. Mr. Volk has been a Director, President and Chief Executive Officer of the Company since 1997. From 1994 to 1996, Mr. Volk was President and Chief Operating Officer of Sunbeam International. From 1991 to 1993, Mr. Volk was President and Chief Executive Officer of the Liggett Group Inc. From 1989 to 1991, he was President and Chief Operating Officer of Church and Dwight Co., Inc. (Arm & Hammer), and from 1984 to 1986, he was President and Chief Executive Officer of Tropicana Products, Inc. Prior to that, he spent 13 years in various staff and management positions at Pepsico, Inc., ultimately as Senior Vice President for the Western Hemisphere. Mr. Volk holds an Honors B.A. in Economics and Math from Queens University in Ontario, Canada and a B.A. in Economics from Royal Military College in Ontario, Canada.

     CLASS III DIRECTORS (TERMS WOULD EXPIRE IN 2004)

     DR. AUGUSTINE Y. CHEUNG. Dr. Cheung is Chairman of the Board of Directors and has served as a Director and Chief Scientific Officer of the Company since 1982. Dr. Cheung was the founder of the Company and served as President from 1982 to 1986 and Chief Executive Officer from 1982 to 1996. From 1982 to 1985, Dr. Cheung was a Research Associate Professor of the Department of Electrical Engineering and Computer Science at George Washington University and from 1975 to 1981 was a Research Associate Professor and Assistant Professor at the Institute for Physical Science and Technology and the Department of Radiation Therapy at the University of Maryland. Dr. Cheung holds a Ph.D. and Masters Degree from the University of Maryland. Dr. Cheung is the brother-in-law of John Mon, a Director and officer of the Company.

     DR. MAX E. LINK. Dr. Link has been a Director of the Company since 1997. Dr. Link currently provides consulting and advisory services to a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG, culminating in his appointment as Chairman of the Board of Directors in 1992. Dr. Link serves on the Board of Directors of the following publicly held companies: Human Genome Sciences, Inc., Alexion Pharmaceuticals, Inc., Cell Therapeutics, Inc., Access Pharmaceuticals, Inc., Protein Design Labs, Inc., Discovery Laboratories, Inc. and Cytrx Corporation. Dr. Link holds a Ph.D. in economics from the University of St. Gallen (Switzerland).

     DR. KRIS VENKAT. Dr. Venkat is being nominated as a Director of the Company for the first time this year. Since 2000 he has been Chief Executive Officer of Sundari Enterprises, Inc. He has also been Chairman of the Board of Transvivo Inc. (since 1994), Morphochem, Inc. (since 2000), and Automated Cell, Inc. (since 2000), as well as two companies based in Germany, Accentua AG (since
2001) and Juelich Enzyme Products, GmbH (1996). Dr. Venkat is a Director of Sequenom Inc. and LifetecNet Inc. and a Senior Investment Adviser to TVM Techno Venture Management, Germany. From 1992 to 2000, he served as Chairman of the Board and Chief Executive Officer of Phyton, Inc. and from 1993 to 2000, as Chairman of the Board and Managing Director of its wholly owned German subsidiary, Phyton, GmbH. From 1990 to 1991, he was President and Chief Executive Officer of Genmap, Inc. Dr. Venkat is a Visiting Professor of Chemical and Biochemical Engineering at Rutgers University. He has held visiting faculty positions at Yale University, Dartmouth College, Anna University in India and University College, Galway in Ireland. From 1986 to 1998, Dr. Venkat served as an advisor to the government of India on biotechnology development.

DIRECTORS' COMPENSATION

     For the year ended September 30, 2000, each of the members of the Board of Directors who was not also an officer of the Company received compensation in the form of shares of the Company's common stock with a value equal to $20,000 for his service as a Director. The shares were valued at $2.44 per share.

     Officers of the Company who also serve as Directors receive no additional compensation for their service as Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors presently maintains an Audit Committee, a Compensation Committee and a Research and Development Oversight Committee. The Company does not have a Nominating Committee or another Board committee performing similar functions. The Audit Committee's principal responsibilities are to recommend annually a firm of independent auditors to the Board of Directors, to review the annual audit of the Company's financial statements and to meet with the independent auditors of the Company from time to time in order to review the Company's general policies and procedures with respect to audits, accounting and financial controls. The principal responsibilities of the Compensation Committee are to establish compensation policies for the executive officers of the Company and to administer the Company's incentive plans. The Research and Development Oversight Committee is responsible for reviewing the performance, scheduling and cost-effectiveness of the Company's research and development programs.

     Drs. Leffall, Link and Tihon serve on the Audit Committee. Drs. Link and Tihon and Mr. Volk comprise the Compensation Committee. Drs. Cheung and Leffall are the members of the Research and Development Oversight Committee.

MEETINGS OF THE BOARD AND ITS COMMITTEES

     During the fiscal year ended September 30, 2000, there were a total of ten meetings of the Board of Directors. During the fiscal year ended September 30, 2000, Audit Committee met once, the Compensation Committee met twice and the Research and Development Oversight Committee met three times. All Directors attended at least 75% of the meetings of the Board and of all committees of which they were members.

                         REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

     The Audit Committee operates under a written charter adopted by the Board on June 1, 2000. The Audit Committee Charter is attached as Appendix A to this Proxy Statement. All members of the Audit Committee meet the independence standards established by the American Stock Exchange.

     The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of Celsion's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in Celsion's Annual Report on Form 10-K for the year ended September 30, 2000 with Celsion's management and independent auditor. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

     The Audit Committee met privately with the independent auditor, and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent auditor its independence from Celsion and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered whether the provision of non-audit services was compatible with maintaining the auditor's independence.

     In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in Celsion's Annual Report on Form 10-K for the year ended September 30, 2000, for filing with the Securities and Exchange Commission

                                          Members of the Audit Committee

                                          LaSalle D. Leffall, Jr.
                                          Max E. Link
                                          Claude Tihon

                             EXECUTIVE COMPENSATION

SUMMARY

     The following table sets forth the aggregate cash compensation paid during each year in the three-year period ended September 30, 2000 to the Company's Chief Executive Officer and to each of its other executive officers whose annual salary and bonus for the fiscal year ended September 30, 2000 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                LONG-TERM COMPENSATION AWARDS
          NAME AND                     -----------------------------   ---------------------------------------------
         PRINCIPAL            FISCAL                  OTHER ANNUAL     RESTRICTED STOCK
          POSITION             YEAR    SALARY ($)   COMPENSATION ($)      AWARDS ($)               STOCK OPTIONS (#)
         ---------            ------   ----------   ----------------   ----------------            -----------------
Augustine Y. Cheung,........   2000     $220,000         $3,600                  --                     100,000
  Chairman of the              1999     $180,000             --            $  1,760(1)                       --
  Board of Directors           1998     $125,000             --            $    640(1)                       --
Spencer J. Volk,............   2000     $240,000         $3,600            $ 75,000                     650,000
  President and Chief          1999     $240,000             --            $  1,760(1)                       --
  Executive Officer            1998     $240,000             --            $700,640(1)(2)                    --

---------------
(1) In each of fiscal years 1998 and 1999, Dr. Cheung received 2,000 shares of the Company's common stock for his services as a member of its Board of Directors. For his services on the Board, Mr. Volk received 2,000 shares of common stock for fiscal years 1998 and 1999.

(2) See "Executive Employment Agreements" for more information on compensation to Mr. Volk in the form of shares.

AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES IN FISCAL YEAR 2000

     The following table summarizes, for each of the Named Executive Officers, the number of stock options held at September 30, 2000 and the aggregate dollar value of in-the-money unexercised options. The value of unexercised, in-the-money options at September 30, 2000 is the difference between (a) the exercise price and (b) the fair market value of the underlying stock on September 30, 2000, which was $2.44 per share based on the closing price of our common stock on that date. The options described have not been and may never be exercised, and actual gains, if any, on exercise would depend on the value of the common stock on the actual date of exercise.

      AGGREGATE OPTION EXERCISES IN FISCAL 2000 AND YEAR-END OPTION VALUES

                                                      NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                SHARES                     OPTIONS AT             IN-THE-MONEY OPTIONS AT
                               ACQUIRED   VALUE        SEPTEMBER 30, 2000           SEPTEMBER 30, 2000
                                  ON     REALIZED  ---------------------------  ---------------------------
            NAME               EXERCISE    ($)     EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
            ----               --------  --------  -----------   -------------  -----------   -------------
Augustine Y. Cheung..........     --        --       500,000          --        $  998,000         --
Spencer J. Volk..............     --        --       650,000          --        $1,035,999         --

EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company is party to employment agreements with five of its senior executives. Certain material terms of each agreement are described in the sections under the executives' names. In addition, all of the employment agreements contain certain common provisions. First, they provide for a severance payment of 2.99 times the executive's base salary in the event that there is a "change of control" of the Company and (i) the executive's employment is terminated without cause or (ii) there is a material adverse change, without the executive's consent, in his working conditions or status and he terminates his employment by notice to the Company. Second, they also provide that all unvested options under the agreements vest and become immediately exercisable upon the occurrence of a "change of control" of the Company. A "change of control" is defined as a merger, asset sale, tender offer or other substantial change in voting control, or the election of a new majority of the Board of Directors or of three or more Directors whose election is opposed by a majority of the Board. Third, they provide that, upon death, disability or termination of employment of the executive, such executive and/or his heirs and legal representatives have the option to exercise all stock options vested at the time of death, disability or termination of employment, for a one-year period thereafter, or until the expiration of the stated term of such option, whichever period is shorter. Any stock option not exercisable upon death or disability or the effective date of termination of employment would be forfeited. Fourth, they provide that all incentive and bonus options under the agreements to the extent not exercised, expire on November 27, 2010. Finally, the agreements provide for Consumer Price Index (CPI) adjustments, restrictive covenants and confidentiality and other protections of the type generally included in employment agreements for members of senior management.

     SPENCER J. VOLK AND AUGUSTINE Y. CHEUNG

     Under its agreement with the placement agent that conducted the Company's private placement offering consummated on January 31, 2000, Celsion was required to enter into three-year employment agreements with Spencer J. Volk, the Company's President and Chief Executive Officer, and with Augustine Y. Cheung, the Company's Chairman and Chief Scientific Officer. These agreements were entered into in order to encourage continuity of management and were effective as of January 1, 2000. The terms of the prior executive employment arrangements with Mr. Volk and Dr. Cheung and a summary of the terms of the currently effective agreements are described below.

     The executive employment agreement between the Company and Dr. Cheung effective January 1, 2000 provided for an annual salary of $240,000 per year commencing as of January 1, 2000 renewable annually. In addition, the agreement granted Dr. Cheung a bonus option (not subject to performance conditions) to purchase up to 300,000 shares of common stock which vests at intervals until October 1, 2002 at an exercise price of $1.20, which is equal to the average closing price of the Company's common stock during the Company's fiscal quarter ended December 31, 1999.

     If Dr. Cheung continues to be employed by the Company on each exercise date, he will be entitled to exercise the bonus option in three separate installments of 100,000 shares each. He may exercise the first installment after March 15, 2000, the next installment after October 1, 2001 and the final installment after October 1, 2002. Dr. Cheung's employment agreement also grants to him performance-based options to purchase up to a maximum of 700,000 incentive shares of common stock, at exercise prices ranging from a low of $0.80 to a high of $1.60 per share, on achieving five significant corporate milestones. Those performance objectives include obtaining final FDA approval for Company products, consummating alliances with strategic marketing and distribution partners, and attaining annual pre-tax earnings of at least $1,000,000 for the Company. A performance-based option may be exercised only after the milestone has been achieved and during the term of Dr. Cheung's employment. Shares issued on exercise of performance-based options will be subject to restrictions comparable to those imposed on the annual bonus option shares.

     In May 1997, the Company and Mr. Volk, entered into a one-year executive employment agreement, automatically renewable annually for additional one-year periods unless terminated by either party at least 90 days prior to the end of the then current one-year period. The agreement provided for an initial annual salary of $240,000, which was to be adjusted to at least $360,000 upon the Company's successful raising of an aggregate of at least $5,000,000 in additional capital. In addition, Mr. Volk was awarded incentive compensation of 500,000 shares of common stock of the Company at commencement of his employment. He also had the right to receive up to 1,400,000 additional shares subject both to an increase in the Company's capital base and to Mr. Volk's continued employment. Under Mr. Volk's leadership, the Company achieved the specified capital goals. But, as of September 30, 1999, Mr. Volk had received only 1,000,000 of the additional shares. At the request of the Company, he deferred receipt of the remaining 400,000 shares to a later date. Similarly, although the pre-condition for Mr. Volk's salary adjustment had been met, Mr. Volk agreed, at the further request of the Company, to waive the salary increase due him for any period prior to September 30, 1999.

     With regard to the deferred 400,000 shares, on November 11, 1999, the Company requested Mr. Volk to waive his right under his existing employment agreement to receive such shares. Simultaneously, the Company (i) granted him an option to purchase 400,000 shares of restricted common stock at a price equal to two-thirds of the average closing price of common stock during the prior three trading days (which closing price amounted to approximately $0.75 per share) and
(ii) agreed to issue 100,000 shares of common stock to him no later than February 15, 2000. Mr. Volk agreed to the Company's proposal.

     In January 2000, at the request of the placement agent and the Company, Mr. Volk agreed to terminate his prior employment agreement and to enter into a new three-year employment agreement. Mr. Volk's salary in fiscal year 2000 continued to be $240,000. His compensation arrangements contain annual bonus and performance-based option provisions similar to those contained in Dr. Cheung's employment agreement, except that Mr. Volk was issued an initial annual bonus option for the purchase of 250,000 shares in fiscal 2000 instead of the 100,000 share bonus option provided for that year in Dr. Cheung's agreement (Mr. Volk's annual bonus for each of fiscal 2001 and 2002 will be 100,000 shares as in Mr. Cheung's agreement).

     On October 1, 2000, at the request of the Company Mr. Volk agreed to forgo the increase in his salary due under his agreement from $240,000 to $360,000 for fiscal 2001 and 2002. In return for this concession Mr. Volk accepted a 5% increase in base pay effective October 1, 2000, a further 5% or other amount awarded by the Compensation Committee of the Board of Directors for fiscal 2002, and an option to purchase 300,000 shares of the Company's common stock for $1.00 per share vesting immediately.

     DENNIS SMITH

     In May 2000, Celsion entered into a three-year employment agreement with Dennis Smith, Vice President-Engineering. Mr. Smith's agreement provides for an annual salary of $100,000 renewable annually. The agreement also provides for performance-based incentive options to purchase up to 150,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, at exercise prices ranging from $2.80 to $3.20. In addition, the agreement grants Mr. Smith a bonus option (not subject to performance conditions) for the purchase of 100,000 shares of common stock at a purchase price of $2.82 per share, which vests at intervals until October 1, 2002.

     JOHN MON

     In June 2000, Celsion entered into a three-year employment agreement with John Mon, a Director and Treasurer, Secretary and General Manager of the Company. Mr. Mon's agreement provides for an annual salary of $100,000 renewable annually. Mr. Mon's agreement also provides for performance-based incentive options to purchase up to 250,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, on terms similar to those governing the incentive options provided for Mr. Volk and Dr. Cheung. In addition, the agreement grants Mr. Mon a bonus option (not subject to performance conditions) for the purchase of 50,000 shares of common stock at a price of $2.75 per share.

     ANTHONY P. DEASEY

     In November 2000, Celsion entered into a three-year employment agreement with Anthony P. Deasey, Senior Vice President-Finance and Chief Financial Officer of the Company. Mr. Deasey's agreement provides for an annual salary of $200,000 renewable annually. The agreement also provides for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, at exercise prices ranging from $1.4375 to $2.0125. In addition, the agreement grants Mr. Deasey a bonus option (not subject to performance conditions) for the purchase of 500,000 shares of common stock at a purchase price of $1.4375 per share, which vest at intervals until November 27, 2002.

     Other than as set forth above, the Company is not party to any employment contracts, termination of employment or change in control arrangements with regard to the Named Executive Officers or other executive officers of the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report or the performance graph by reference therein.

     The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management.

     The Committee and the Board have adopted the following executive compensation approaches:

     EXECUTIVE COMPENSATION PHILOSOPHY

     The Company attempts to design executive compensation to achieve two principal objectives. First, the program is intended to be fully competitive so that the Company may attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation varies with business performance.

     The Committee's philosophy is to pay competitive annual salaries, coupled with an incentive system which, through stock compensation, provides more than competitive total compensation for superior performance reflected in increases in the Company's stock price. Based on assessments by the Board and the Committee, the Committee believes that the Company's compensation program for its senior executive officers has the following characteristics that serve to align executive interests with long-term stockholder interests:

        - Emphasizes "at risk" pay such as options and grants of restricted stock;

        - Emphasizes long-term compensation through options and restricted stock awards; and

        - Rewards financial results and promotion of Company objectives rather than individual performance against individual objectives.

     ANNUAL SALARIES

     Except where salaries are established under longer term contracts, salary ranges and increases for executives are established annually based on competitive data. Within those ranges, individual salaries vary based upon the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly hired executives will be determined at the time of hire taking into account the above factors other than tenure.

     LONG-TERM INCENTIVES

     The grant of restricted stock or options to key employees encourages equity ownership and closely aligns management interests with the interests of stockholders. The amount and nature of any option or restricted stock award is determined by the Committee on a case by case basis, depending upon the individual's perceived future benefit to the Company and the perceived need to provide additional incentive to align performance with the objectives of the stockholders.

                                          Members of the Compensation Committee

                                          Max E. Link
                                          Claude Tihon
                                          Spencer J. Volk

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until the resignation of Walter Herbst as a Director of the Company on October 11, 2000, Mr. Herbst, together with Dr. Max E. Link and Mr. Spencer J. Volk, constituted the Compensation Committee. Subsequent to Mr. Herbst's resignation, Dr. Tihon became a member of the Compensation Committee.

     No interlocking relationship exists between the Compensation Committee or the Board of Directors and any other company's board of directors or compensation committee. Spencer J. Volk, President and Chief Executive Officer, is party to an employment agreement with the Company and has made loans and advances to the Company which were repaid through conversion into common stock. Mr. Volk's 1997 employment agreement with the Company was arranged prior to the formation of the Compensation Committee. New employment agreements with Dr. Cheung and Mr. Volk, entered into in January, 2000 and amended effective October 1, 2000, were reviewed by the Compensation Committee and approved by the full Board, with neither Dr. Cheung and Mr. Volk participating in the deliberations concerning their respective agreements. The Compensation Committee believes that the compensation arrangements for Dr. Cheung and Mr. Volk serve to align their respective interests with those of the stockholders.

PERFORMANCE GRAPH

     The information provided in the performance graph below does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference therein.

     The rules and regulations of the Securities and Exchange Commission require inclusion in this Proxy Statement of a line graph comparing the cumulative total stockholder return on Celsion's common stock with the cumulative total return of
(1) a broad equity market index that includes companies whose equity securities are traded on the same exchange as Celsion's stock and (2) a published industry or line-of-business index.

     Commencing May 31, 2000, the Company's common stock has been listed on the American Stock Exchange (the "Amex"). Prior to that time it had traded on the Electronic Bulletin Board operated by The Nasdaq Stock Market, Inc. In light of this change, the performance graph compares the cumulative stockholder return on the Company's common stock, assuming an investment of $100 on September 29, 1995 and reinvestment of any dividends or other distributions, to cumulative returns, on a comparable basis, for the Amex Major Market Index and the S&P Healthcare Index. The Company did not use the Amex Healthcare Index because that Index was established after September 29, 1995, the date on which the Company is required to begin its measurement period for the performance comparison. As required by the rules and regulations of the Securities and Exchange Commission in connection with a change in indexes, the performance graph also reflects total stockholder return for the Nasdaq Composite Index and the Nasdaq Health Index--the two indexes that the Company used prior to its listing on the Amex. Comparisons to the Nasdaq Composite Index and the Nasdaq Health Index will not appear in future proxy statements.

     The Board of Directors recognizes that the market price of shares is influenced by many factors, only one of which is Company performance. The stock performance shown on the graph is not necessarily indicative of future price performance.

                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 9/29/95)
[LINE GRAPHIC]

                                     CELSION         S&P HEALTHCARE       NASDAQ HEALTH        AMEX MAJOR       NASDAQ COMPOSITE
                                   CORPORATION            INDEX               INDEX              MARKET               INDEX
                                   -----------       --------------       -------------        ----------       ----------------
9/29/95                               100.00             100.00               100.00              100.00              100.00
9/30/96                              63.4612             128.53              125.163             120.457             117.574
9/30/97                               65.384             173.24              125.654             161.661             161.541
9/30/98                               19.692             236.50              90.3351             170.953             162.325
9/30/99                              54.1535             240.61              85.8573             214.623             263.168
9/29/00                              151.879             298.74                99.54             206.122              351.97

          Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from BRIDGE Information Systems, Inc.

                                  PROPOSAL 2:
                ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS

     The Board of Directors, by resolution adopted on February 21, 2001, unanimously approved and recommended for approval by the Company's stockholders an amendment to the Company's Certificate of Incorporation that would establish a classified Board of Directors. At the Company's annual meeting in 1998, the Board proposed, and the stockholders adopted, a prior amendment to the Company's charter to provide for a classified Board. However, when the Company was reincorporated from Maryland to Delaware in 2000, its Delaware Certificate of Incorporation did not provide for a classified Board. The Board has determined, for the reasons described below, that re-establishment of a classified Board is in the best interests of the Company and its stockholders.

     The Company's Bylaws presently provide that a Director elected by the Board to fill a vacancy may serve only until the next annual meeting of stockholders. In order to preserve the classified Board structure, the proposed amendment to establish a classified Board also provides that a Director who has been elected by the Board to fill a vacancy may hold office until the next election of the class for which such Director has been chosen, and until such Director's successor has been elected and qualified or until his earlier resignation, removal or death.

     The affirmative vote of a majority of the outstanding shares of common stock is required for adoption of the amendment.

     The classified board provision is intended to promote management continuity and stability and to afford time and flexibility in responding to potentially hostile tender offers. A copy of the proposed amendment to the Certificate of Incorporation is attached as Appendix B. Stockholders should read Appendix B carefully in connection with their consideration of Proposal 2.

ESTABLISHMENT OF CLASSIFIED BOARD; REMOVAL OF DIRECTORS ONLY FOR CAUSE

     If adopted, the classified board provision of the Certificate of Incorporation would divide the Board into three classes--Class I, Class II and Class III--with members of each class elected for three-year terms on a staggered basis (except as described below with respect to the initial terms of the Directors elected at the Meeting). Initially, Class I and Class II will each consist of two Directors. Class III will consist of three Directors.

     As presently provided in the Company's Bylaws, the total number of Directors constituting the Board of Directors will continue to be between three and nine, with the number of Directors within those limits set by resolution by the Board.

     The Delaware General Corporation Law (the "DGCL") provides that, where a corporation's board of directors is not classified, any director or the entire board of directors may be removed, with or without cause, by a majority of the shares then entitled to vote in an election of directors. Therefore, presently the Company's Directors may be removed, with or without cause, by the stockholders.

     However, the DGCL also provides that, if a corporation has a classified board, unless the corporation's certificate of incorporation specifically provides otherwise, the directors of the corporation only may be removed by the stockholders for cause. Proposal 2 does not provide for removal of Directors other than for cause. Therefore, if Proposal 2 is adopted, Directors of the Company only will be subject to removal by the stockholders for cause.

IMPLEMENTATION OF CLASSIFIED BOARD PROVISIONS; ESTABLISHMENT OF CLASSES.

     If the stockholders approve Proposal 2, the Company intends to file a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the provisions set forth in Appendix B.

     In order to place the classes of Directors on a staggered basis for future annual elections, the Directors in Classes I and II would initially hold office for one- and two-year terms, respectively. The Directors in Class I will be eligible for re-election to full three-year terms at the annual meeting of stockholders in 2002. Directors in Class II will be eligible for re-election for full three-year terms at the annual meeting of stockholders in 2003. Directors in Class III, who initially serve full three-year terms, will be eligible for re-election for new three-year terms at the annual meeting of stockholders in 2004. Thus, after this Meeting, stockholders will elect approximately one-third of the Directors at each annual meeting in the future. Each Director will serve until a successor is duly elected and qualified or until his or her earlier resignation, removal or death.

     If the classified board provision is adopted and all of the Board's nominees are elected, then Mr. John Mon and Dr. Claude Tihon will serve as the Class I Directors and initially will hold one-year terms; Dr. LaSalle Leffall, Jr. and Mr. Spencer J. Volk will serve as the Class II Directors and initially will hold two-year terms; and Dr. Augustine Y. Cheung, Dr. Max E. Link and Dr. Kris Venkat will serve as the Class III Directors and will hold full three-year terms.

OBJECTIVES AND ADVANTAGES OF THE CLASSIFIED BOARD PROVISION

     The Board believes that dividing the Directors into three classes and providing that Directors will serve three-year rather than one-year terms is in the best interests of the Company and its stockholders because the extended terms are expected to enhance the continuity and stability of the Company's management and the policies formulated by the Board. At any given time, approximately least two-thirds of the Directors will have at least one year of experience as Directors of the Company and with its business affairs and operations (assuming no unscheduled resignations, removals or replacements). Current management believes that this is desirable as the Company begins commercialization of its technologies and continues development of its corporate culture. New Directors would therefore be given an opportunity to become familiar with the affairs of the Company with less immediate pressure and with the benefit of the experience of incumbent Directors. The Board also believes that classification will enhance the Company's ability to attract and retain qualified Directors able to commit the time and resources necessary to understand the Company, its business affairs and operations and, therefore, to serve effectively. The continuity and quality of leadership that results from a classified Board should, in the opinion of the Board, enhance the long-term value of the Company.

     The Board also believes that the classified board provision is in the best interests of the Company and its stockholders because it should, if adopted, reduce the possibility that a third party could effect a sudden or surprise change in control of the Company through a change in Board membership. With stockholder approval, many companies have established classified boards for this purpose. At least two annual meetings of stockholders, rather than one, will be required to effect a change in a majority of Board members. The delay afforded by the classified board provision would help to ensure that the Board, if confronted by a potentially hostile tender offer, proxy contest or other surprise proposal from a third party who has acquired a block of the Company's common stock, will have sufficient time to review the proposal and appropriate alternatives, and to act in a manner which it believes to be in the best interest of the Company and its stockholders.

     If a potential acquirer were to purchase a significant or controlling interest in the Company, the acquirer could, if the Board is not classified, quickly obtain control of the Board and thereby remove the Company's management, which could severely curtail the Company's ability to negotiate effectively with the potential acquirer on behalf of all stockholders. The threat of a rapid and sudden change in control of the Board could deprive the incumbent members of the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company that may ultimately be undertaken. The proposed classification of the Board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

     The classified board provision does not provide for the removal of Directors without cause for several reasons. First, the Board believes that allowing stockholders to remove a Director without cause could be used to subvert the protections afforded by the creation of a classified Board. That is, one method employed by takeover bidders to obtain control of a board of directors is to acquire a significant percentage of a corporation's outstanding shares through a tender offer or open market purchases and then to use the voting power of those shares to remove the incumbent Directors and replace them with nominees, chosen by the takeover bidder, who would be more willing to approve the terms of a merger or other business combination on terms less favorable to the other stockholders of the Company than those that would have been approved by the removed Directors. Requiring cause in order to remove a director precludes the use of this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. Thus, in the view of the Board, requiring that Directors be removed by the stockholders only for cause is consistent with, and supportive of, the rationale of the classified Board as a mechanism for moderating the pace of a change in the Board and the Company. In addition, the Board believes that the classified board provision will properly condition a Director's continued service upon his or her ability to serve effectively rather than his or her position relative to a dominant stockholder.

     The classified board provision would supplement the Company's "blank check" preferred stock. The Board is authorized to issue, from time to time, without stockholder authorization, any or all of the Company's authorized but unissued shares of preferred stock in one or more designated series with such dividend, redemption, conversion and exchange provisions as may be provided in the particular series. Any series of preferred stock may possess voting, dividend, liquidation and redemption rights superior to those of the common stock. The "blank check" preferred stock may be used to permit the Board of Directors to institute a rights plan, or "poison pill" by which the Board of Directors issues preferred stock or grants rights to acquire preferred stock, often with voting rights, to certain holders of common stock. The effect of such preferred stock grants may be to deter possible takeovers or acquisitions, making such a transaction prohibitively expensive for potential acquirers. However, if at the time of a threatened hostile takeover, the Board believed that it was not in the best interests of the Company and its stockholders to issue new stock using the "blank check" preferred stock, the classified board provision would still allow the Board to delay the hostile bidder's control over the Company's management. In so doing, the Board would be able to require the hostile bidders to negotiate terms for a proposed acquisition that are in the best interests of the Company and its minority stockholders.

     Again, the classified board provision is intended, in part, to supplement the Company's "blank check" preferred stock and to encourage persons seeking to acquire control of the Company to initiate an acquisition through arm's-length negotiations with the Board. The classified board provision would not prevent a negotiated acquisition of the Company with the cooperation of the Board, and a negotiated acquisition could be structured in a manner that would shift control of the Board to representatives of the acquirer as part of the transaction.

POTENTIAL DISADVANTAGES OF A CLASSIFIED BOARD

     The classified board provision will operate, as intended, generally to delay, deter or impede changes in control of the Board or the approval of certain stockholder proposals which otherwise could have the effect of facilitating changes in control of the Board, even if the holders of a majority of the Company's common stock may believe the change or actions would be in their best interests. For example, as noted above, classifying the Board would operate to increase the amount of time required for new stockholders to obtain control of the Company without the cooperation or approval of the incumbent Board, even if the new stockholders hold or acquire a majority of the voting power. Elimination of the right of stockholders to remove Directors without cause would make the removal of Directors more difficult, even if a majority of stockholders believe removal to be in their best interests. As a result, there is an increased likelihood that the classified board provision could have the effect of making it easier for Directors to remain in office for reasons relating to their own self interest. In addition, because the Board has the power to retain and discharge management, the classified board provision may also make it easier for incumbent management to remain in office.

     Additionally, one of the effects of the classified board provision may be to discourage certain tender offers and other attempts to change control of the Company, even though stockholders might feel those attempts would be beneficial to them or the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price for the target company's stock, the classified board provision may have the effect of preventing or delaying a bid for the Company's shares which could be beneficial to the Company and its stockholders.

     Even though the adoption of the classified board provision may have these potential disadvantages, the Board believes that the various advantages of, and protections afforded to the stockholders by, the adoption of the classified board provision will outweigh the potential disadvantages.

     At this time the Board knows of no offer to acquire control of the Company, nor does it know of any effort to remove any Director, either for cause or without cause.

     In the event that the proposal to establish a classified Board of Directors is not adopted, all Directors elected at the Meeting will hold office until the next annual meeting and until their successors are elected and qualified, or until their earlier resignation, removal or death.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

     The affirmative vote of the holders of a majority of the shares outstanding will be required to approve the proposal to amend the Certificate of Incorporation to provide for a classified Board of Directors. Abstentions and broker non-votes will be counted toward a quorum, and will have the effect of votes against approval.

                                  PROPOSAL 3:
                       APPROVAL OF 2001 STOCK OPTION PLAN

     The stockholders are being asked to approve the Celsion Corporation 2001 Stock Option Plan (the "2001 Plan"). The 2001 Plan will replace the Omnibus Stock Option Plan that was adopted by the Company in 1998 (the "1998 Plan") and, assuming adoption of the 2001 Plan, no further options will be granted under the 1998 Plan. The purpose of the 2001 Plan is to increase the number of authorized but unissued shares of common stock that may be issued pursuant to options to the Company's key employees, Directors and consultants, and allow such options to be issued under a uniform plan. Management anticipates that the options authorized under the 2001 plan should be sufficient to meet the Company's needs for at least the next four years. An increased number of shares issuable pursuant to options would allow the Company to provide its key employees and Directors with equity compensation in lieu of cash compensation. This would help curtail the Company's cash outlay while it is incurring operating losses. The 2001 Plan is also intended to encourage and reward key contributors to the Company's business by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources.

     The Company is in the development stage and anticipates that substantially all of its limited cash resources will be required for the commercialization of its products for the foreseeable future. Therefore, it has relatively few cash resources to apply to hiring and retaining Directors, key employees, and consultants. In the absence of cash resources, management believes that it is of critical importance that the Company have available the potential to grant significant stock-based compensation in order to ensure that it will be able to hire and retain highly qualified personnel.

     The 2001 Plan authorizes the grant of options to purchase up to 10,000,000 shares of common stock. The 1998 Plan initially reserved a total of 2,000,0000 shares for issuance and, as of March 31, 2001, options to purchase a total of 456,000 shares had been issued under the Plan, In addition, since, April 27, 1998 the Company has issued options to purchase a total of 4,100,000 shares to key employees, Directors and consultants outside of the 1998 Plan.

     The following summary provides a description of the significant provisions of the 2001 Plan. However, the summary is qualified in its entirety by reference to the full text of the 2001 Plan, a copy of which is attached an Appendix C to this Proxy Statement. Stockholders should read Appendix C carefully in connection with their consideration of Proposal 3.

     Eligibility to participate in the 2001 Plan is limited to employees, officers, Directors and consultants of the Company and of any future subsidiaries of the Company. The 2001 Plan terminates ten years after its approval by the stockholders. The term of any option issued pursuant to the 2001 Plan may not exceed ten years. The options will not be transferable except upon death and, in such event, transferability will be effected by will or by the laws of descent and distribution. Options issued under the 2001 Plan may be either Incentive Stock Options qualified under Section 422 of the Internal Revenue Code, non-qualified options, stock appreciation rights or any combination of the foregoing. Only employees of the Company or of any future subsidiaries of the Company are eligible to receive Incentive Stock Options.

     The 2001 Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the terms and conditions of the 2001 Plan, the Committee has full and final authority in its absolute discretion (a) to select the persons to whom, and the times at which the options will be granted; (b) to determine the number of shares subject to any option; (c) to determine the option price; (d) to determine the time when each option may be exercised; (e) to determine at the time of grant of an option whether and to what extent such option is an Incentive Stock Option; (f) to prescribe the form of the option agreements; (g) accelerate the time of exercise of an option; (h) modify or extend an option, provided no such action will be taken with respect to an outstanding option which would adversely affect a grantee without the grantee's consent and (i) to construe and interpret the 2001 Plan, and to make all other determinations deemed necessary or advisable for the administration of the 2001 Plan.

     Incentive Stock Options under the 2001 Plan may not be granted at less than 100% of fair market value at the time of the grant. Incentive Stock Options granted to employees who own more than 10% of the Company's outstanding common stock will be granted at not less than 110% of fair market value for a term of five years. The aggregate market value of stock for which Incentive Stock Options are exercisable during any calendar year by an individual is limited to $100,000, but the value may exceed $100,000 for which options may be granted to an individual. The foregoing restrictions on price and exercise value do not apply to non-qualified options issued under the 2001 Plan.

     The number of shares and exercise price are subject to proportionate adjustment in the event of any future recapitalization, split-up or consolidation of shares.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO ADOPT THE 2001 PLAN.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to be voted at the Meeting will be required to approve adoption of the 2001 Plan. Abstentions and broker non-votes will be counted toward a quorum, and will have the effect of votes against adoption.

                                  PROPOSAL 4:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of the current Audit Committee, has appointed Stegman & Company as the independent public accountants of the Company to audit its financial statements for the fiscal year ending September 30, 2001, and requests stockholder ratification of such selection. Stegman & Company served as the Company's independent accountants for the 2000 fiscal year, and has advised the Company that neither Stegman & Company nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than their duties as auditors and accountants.

     Stockholder ratification of the selection of Stegman & Company as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Stegman & Company to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for reviews of the financial statements included in the Company's Forms 10-Q during the Company's fiscal year ended September 30, 2000 were $26,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed to the Company for financial information systems design and implementation services by Stegman & Company to the Company for the Company's fiscal year ended September 30, 2000 because no such services were rendered by Stegman & Company.

ALL OTHER FEES

     The aggregate fees billed by Stegman & Company for services to the Company, other than the services described above for the Company's fiscal year ended September 30, 2000, were $4,700.

AUDIT COMMITTEE DETERMINATION

     Because the services other than audited services rendered by the Stegman were not material in nature or amount of fees, the Audit Committee believes that the provision of these services is compatible with maintenance of Stegman's independence from the Company.

SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

     No part of Stegman's engagement to audit the Company's financial statements for the fiscal year ended September 30, 2000 was attributable to work performed by persons other than Stegman's full-time permanent employees.

     Representatives of Stegman & Company are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Stockholders may submit proposals appropriate for stockholder action at the Company's annual meeting to be held in 2002, consistent with the regulations of the Securities and Exchange Commission and the Company' Bylaws. For proposals to be considered for inclusion in the Proxy Statement for the 2002 annual meeting, stockholder proposals must be received by the Company no later than December 10, 2001. Such proposals should be directed to Celsion Corporation, 10220-I Old Columbia Road, Columbia, Maryland, 21046-1705, Attention: Mr. John Mon, Secretary.

                                 OTHER BUSINESS

     The Directors of the Company are not aware of any other business to be acted upon at the Meeting, other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                                COMPANY REPORTS

     The Company's Annual Report to Stockholders on Securities and Exchange Commission Form 10-K for the fiscal year ended September 30, 2000 and the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2000 are being sent to stockholders along with this Proxy Statement and are incorporated herein by reference. Additional copies of these reports may be obtained upon written request to the Secretary of the Company, 10220-I Old Columbia Road, Columbia, MD 21046-1705.

                                                                      APPENDIX A

                                    CHARTER

                             OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF

                              CELSION CORPORATION

     The Board of Directors (the "Board") of Celsion Corporation (the "Corporation") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee.

I.  ROLE OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

          A. To oversee all material aspects of the Corporation's reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

          B. To monitor the independence and performance of the Corporation's independent accountants; and

          C. To provide a means for open communication among the Corporation's independent accountants, financial and senior management, the internal audit department and the Board.

II.  COMPOSITION OF THE AUDIT COMMITTEE

     A. The Board shall designate the members of the Audit Committee at the Board's annual organizational meeting and the members shall serve until the next such meeting or until their successors are designated by the Board.

     B. The Audit Committee shall consist of at least three members but no more than six members who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. Committee members shall have basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market).

III.  MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.

IV.  RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The Audit Committee shall have the responsibility with respect to:

          A. The Corporation's Risks and Control Environment:

             - To discuss with the Corporation's management, independent accountants and internal audit department the integrity of the Corporation's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

             - To review and update periodically a code of ethical conduct and review the Corporation's procedures to enforce compliance with the code; and

             - To investigate any matter brought to its attention within the scope of its duties.

          B. The Corporation's Independent Accountants:

             - To evaluate annually the effectiveness and objectivity of the
               Corporation's independent accountants and recommend to the Board the engagement or replacement of the independent accountants;

             - To ensure that the Audit Committee receives annually from the
               Corporation's independent accountants a formal written report describing completely the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

             - To have a relationship with the independent accountants because of the ultimate responsibility of the independent accountants to the Board and the Audit Committee, as representatives of the shareholders; and

             - To approve the fees and other compensation paid to the
               independent accountants.

          C. The Corporation's Financial Reporting Process:

             - To oversee the Corporation's selection of and major changes to its accounting policies;

             - To meet with the Corporation's independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by auditing standards to discuss with the Audit Committee, such as, any significant changes to the Company's accounting policies, the integrity of the Corporation's financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

             - To discuss with the Corporation's financial management and independent accountants the Corporation's annual results and, when appropriate, the interim results before they are made public;

             - To review and discuss with the Corporation's financial management and independent accountants the Corporation's audited financial statements and, when appropriate, the Corporation's interim financial statements, before they are made public; and

             - To issue for public disclosure by the Corporation the report required by the rules of the Securities and Exchange Commission.

          D. The Corporation's Internal Audit Process:

             - To review, assess and approve the charter for the internal audit department;

             - To review and approve the annual internal audit plan of, and any special projects to be undertaken by, the internal audit department;

             - To discuss with the internal audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit department the results of the internal audits and any special projects; and

             - To oversee the activities, organizational structure and
               qualifications of the internal audit department.

          E. Other Matters

             - To review and update periodically this charter of the Audit
               Committee;

             - To review reports and any financial information submitted by the
               Corporation to a government body or the public;

             - To report to the Board the matters discussed at each meeting of the Audit Committee;

             - To keep an open line of communication with the financial and senior management, the internal audit department, the independent accountants and the Board; and

             - To retain, at the Corporation's expense, special legal,
               accounting or other consultants or experts it deems necessary in the performance of its duties.

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              CELSION CORPORATION

                            ------------------------

     Celsion Corporation (the "Corporation"), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Spencer J. Volk, its President, and attested to by John Mon, its Secretary, hereby certify that:

     1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Designations and a Certificate of Ownership and Merger were filed with the Secretary of State of the State of Delaware on August 17, 2000.

     2. Pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, at a regular meeting of the Board of Directors of the Corporation duly convened and held on February 21, 2001, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at next annual meeting of stockholders:

          Paragraph (a) of Article EIGHTH of the Certificate of Incorporation of the Corporation shall be deleted in its entirety and the following paragraph shall be substituted therefor:

             (a) The management of the business and conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The Board of Directors shall be classified and divided into three classes, designated as Class I, Class II and Class III. The terms of office of the initial Class I directors shall expire at the first annual meeting of the stockholders of the Corporation after the election of such initial Class I directors, the terms of office of the initial Class II directors shall expire at the second annual meeting of the stockholders of the Corporation after the election of such initial Class II directors and the terms of office of the initial Class III directors shall expire at the third annual meeting after the election of such initial Class III directors. At each annual meeting following such classification and division of the members of the Board of Directors, a number of directors equal to the number of directorships in the class the term of which expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of the stockholders of the Corporation. Each director shall hold office for the class term for which he is elected and until his or her successor shall be elected and qualified, or until his or her earlier resignation, removal or death. Any director may be removed for cause (but not without cause) from office at any time by the vote or written consent of the stockholders. In case of any increase or decrease, from time to time, in the number of directors constituting the whole Board of Directors, the number of directors in each class shall be determined by action of the Board of Directors. A director elected by the remainder of the Board of Directors to fill a vacancy shall hold office for the remaining term of the predecessor director and until his or her successor is elected and has qualified, or until his or her earlier resignation, removal or death.

     3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted the foregoing proposed amendment of the Certificate of Incorporation of the Corporation at the Corporation's annual meeting, duly convened and held on May 18, 2001.

     4. The foregoing amendment of the Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Sections 141 and 242(b)(1) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true and caused its corporate seal to be hereunto
affixed, as of the           day of May   , 2001.

Effective Date:  May   , 2001

ATTEST:                                           CELSION CORPORATION,
                                                    a Delaware corporation

By:                                               By:
                                                  ----------------------------------------------
----------------------------------------------        Spencer J. Volk, President
    John Mon, Secretary

[Corporate Seal]

                                                                      APPENDIX C

                              CELSION CORPORATION

                             2001 STOCK OPTION PLAN

                         EFFECTIVE               , 2001

                              CELSION CORPORATION

                             2001 STOCK OPTION PLAN

1.  ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     Celsion Corporation hereby establishes the CELSION CORPORATION 2001 STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Celsion Corporation (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the
Code) and stock appreciation rights (including free-standing, tandem and limited stock appreciation rights) or any combination of the foregoing (collectively, "Awards").

2.  DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

          (a) "Board" shall mean the Board of Directors of the Corporation.

          (b) "Change in Control" shall mean: (i) any sale, exchange or other disposition of substantially all of the Corporation's assets or over 50% of its Common Stock; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

          (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

          (e) "Common Stock" shall mean shares of the Corporation's common stock.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (g) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate.

          (h) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

          (i) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

          (j) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

          (k) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

          (l) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.  ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

     Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Procedure After Registration of Common Stock. Upon and after the point in time that the Common Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, the Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with
Section 11 of the Plan.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted,

          (ii) determine the types of Awards to be granted,

          (iii) determine the number of shares to be covered by or used for reference purposes for each Award,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

          (v) modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent, and

          (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (e) Indemnification. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.  SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

     Subject to adjustments as provided in Section 10 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights) under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of Ten Million (10,000,000) shares of Common Stock of the Corporation and the Corporation shall reserve said number of shares of Common Stock for issuance pursuant to the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

5.  PARTICIPATION

     Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation, or of any Parent or Subsidiary of the Corporation.

     Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.  STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock options granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee.

     (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if approved by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. If approved by the Board of Directors, the Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

     If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

     (e) Restrictions on Incentive Stock Options. Incentive Stock Options granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements.

          (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

          (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted and the term of the stock option shall not exceed ten years. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in
     Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

          (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

          (iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

          (v) Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

          (vi) Stockholder Approval. No stock option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Articles of the Corporation and governing law relating to such matters.

     (f) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.  STOCK APPRECIATION RIGHTS

     (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a SAR.

     (b) Restrictions of Tandem SARs. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

     (c) Amount of Payment Upon Exercise of SARs. A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times
(ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

     (d) Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.  WITHHOLDING OF TAXES

     The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, if approved by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

9.  TRANSFERABILITY

     No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

10.  ADJUSTMENTS; BUSINESS COMBINATIONS

     In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Common Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 10) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option or stock appreciation right: (i) each grantee shall have the right to exercise his stock option or stock appreciation right at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option or stock appreciation right that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

     Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share of Common Stock subject to Awards.

11.  TERMINATION AND MODIFICATION OF THE PLAN

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation to increase the number of shares of Common Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended. No modification may be made that would materially adversely affect any Award previously made under the Plan without the approval of the grantee.

12.  NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

13.  TERMINATION OF EMPLOYMENT

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

14.  WRITTEN AGREEMENT

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

15.  NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

16.  LIMITATION ON BENEFITS

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17.  LISTING AND REGISTRATION

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

18.  COMPLIANCE WITH SECURITIES LAW

     The Corporation may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

19.  NO TRUST OR FUND CREATED

     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

20.  NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS

     Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

21.  NO RESTRICTION OF CORPORATE ACTION

     Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award issued under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent or Subsidiary as a result of such action.

22.  GOVERNING LAW

     The validity, construction and effect of the Plan, of any Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware without regard to its conflict of laws rules and principles.

23.  PLAN SUBJECT TO ARTICLES AND BY-LAWS

     This Plan is subject to the Articles and By-Laws of the Corporation, as they may be amended from time to time.

24.  EFFECTIVE DATE; TERMINATION DATE

     The Plan is effective as of the date on which the Plan was adopted by the Board; provided that no stock options issued hereunder shall be treated as incentive stock options, regardless of the designation in the Grant Agreement, unless the Plan is approved by the shareholders of the Corporation as provided in Section 6(e)(vi). No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: February 21, 2001

Date Approved by the Shareholders:

----------------------------

                                                               PRELIMINARY PROXY

                                   PROXY CARD

                               CELSION CORPORATION
                            10220-I OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-1705

       The undersigned hereby appoints Augustine Y. Cheung and Spencer J. Volk and either of them, as proxies with full powers of substitution and resubstitution, to vote all shares of the common stock of Celsion Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 18, 2001 and at any adjournment or postponement thereof (the "Meeting"), upon the items described in the Proxy Statement. The undersigned acknowledges receipt of a Notice of Annual Meeting and the Proxy Statement.

A.     ELECTION OF DIRECTORS (PROPOSAL 1)

       [ ]     FOR  all nominees listed below (except as       [ ]     WITHHOLD AUTHORITY for
               marked to the contrary below)                           all nominees listed below

       Nominees:          Augustine Y. Cheung        LeSalle D. Leffall, Jr.    Max E. Link

                          John Mon                   Claude Tihon               Kris Venkat

                          Spencer J. Volk

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                    STRIKE THROUGH THAT NOMINEE'S NAME LISTED ABOVE.

       If elected and if Proposal 2 is approved, John Mon and Claude Tihon will serve as Class I directors until the 2002 annual meeting; LaSalle LeFall, Jr. and Spencer J. Volk will serve as Class II directors until the 2003 annual meeting; Augustine Cheung, Max Link and Kris Venkat will serve as Class III directors until the 2004 annual meeting.

       Note: If Proposal 2 is not approved, each person elected will serve a one year term until the next annual meeting of stockholders in 2002.

B. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS (PROPOSAL 2)

             FOR                      AGAINST                   ABSTAIN
             [ ]                        [ ]                       [ ]

C.     PROPOSAL TO ADOPT THE CELSION CORPORATION 2001 STOCK OPTION PLAN
       (PROPOSAL 3)

             FOR                      AGAINST                   ABSTAIN
             [ ]                        [ ]                       [ ]

D. PROPOSAL TO RATIFY THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001 (PROPOSAL 4)

             FOR                      AGAINST                   ABSTAIN
             [ ]                        [ ]                       [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY POSTPONEMENT OR ADJOURNMENT THEREOF (INCLUDING AN ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT A QUORUM IS NOT PRESENT AT THE MEETING OR IN THE EVENT SUFFICIENT PROXIES VOTED IN FAVOR OF THE APPROVAL OR RATIFICATION OF THE PROPOSALS SET FORTH ABOVE HAVE NOT BEEN RECEIVED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

       The shares represented by this Proxy will be voted as directed by the undersigned. IF NO INSTRUCTIONS ARE SPECIFIED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS PRESENTED AT THE ANNUAL MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

       PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.


------------------------------      --------------------------------------------
Date                                Signature of Owner


                                    --------------------------------------------
                                    Additional Signature of Joint Owner (if any)

                                    If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.






                                      -2-